EXHIBIT 10.1

QUEENSLAND LAND REGISTRY	LEASE~~/SUB LEASE~~	Form 7 Version 5
Land Title Act 1994, Land Act 1994 and Water Act 2000		Page 1 of 37

Dealing Number	Duty Imprint

Privacy Statement

The information from this form is collected under the authority of the Land Title Act 1994 the Land Act 1994 and the Water Act 2000 and is used for the purpose of maintaining the publicly searchable registers in the land registry and the water register.

1.	Lessor MASINELLO HOLDINGS PTY LTD A.C.N. 010 312 964	Lodger (Name, address & phone number)	Lodger Code

2.	Lot on Plan Description LOT 14 ON RP 806892	County STANLEY	Parish TOOMBUL	Title Reference 18359093

3.	Lessee Given names	Surname/Company name and number VISION GATEWAY PTY LTD A.C.N. 098 530 879		(include tenancy if more than one)

4.	Interest being leased FEE SIMPLE

5.	Description of premises being leased PART OF THE FIRST FLOOR AS SHOWN ON THE ATTACHED PLAN

6.	Term of lease Commencement date: 15 / 02 / 2004 *Expiry date: 14 / 02 / 2007 **Options on page 3 ............... *not required for leases in a retirement village **insert nil if no option	7.	Rental/Consideration SEE ATTACHED SCHEDULE

8.	Grant/Execution

The Lessor leases the premises described in item 5 to the Lessee for the term stated in item 6 subject to the covenants and conditions contained in:- #the attached schedule; ~~#the attached schedule and document no. ..................; #document no. ..................; *Option in registered Lease no. .................. has not been exercised~~.

# * delete inapplicable words

Witnessing officer must be aware of his/her obligations under section 162 of the Land Title Act 1994

Witnessing Officer	Execution Date	Lessor’s Signature

.................................................... signature	/ /

.................................................... full name

.................................................... qualification		SEE ATTACHED SCHEDULE ..........
(Witnessing officer must be in accordance with Schedule 1 of Land Title Act 1994 eg Legal Practitioner, JP, C Dec)

9.	Acceptance

The lessee accepts the lease and acknowledges the amount payable or other considerations for the lease.

Witnessing Officer	Execution Date	Lessee’s Signature

.................................................... signature	/ /

.................................................... full name

.................................................... qualification		SEE ATTACHED SCHEDULE ..........
(Witnessing officer must be in accordance with Schedule 1 of Land Title Act 1994 eg Legal Practitioner, JP, C Dec)

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994 and Water Act 2000		Page 2 of 37

Title Reference 18359093

Witnessing officer must be aware of his/her obligations under section 162 of the Land Title Act 1994

Witnessing Officer Execution Date Lessor’s Signature
....................................................................................................	signature	/ /
....................................................................................................	full name
....................................................................................................	qualification	.....................................................................................................................
(Witnessing officer must be in accordance with Schedule 1 of Land Title Act 1994 eg Legal Practitioner, JP, C Dec)		DIRECTOR

MASINELLO HOLDINGS PTY LTD A.C.N. 010 312 964

....................................................................................................	signature	/ /
....................................................................................................	full name
....................................................................................................	qualification	.....................................................................................................................
(Witnessing officer must be in accordance with Schedule 1 of Land Title Act 1994 eg Legal Practitioner, JP, C Dec)		DIRECTOR

MASINELLO HOLDINGS PTY LTD 010 312 964

9. Acceptance

The lessee accepts the lease and acknowledges the amount payable or other considerations for the lease.

Witnessing Officer Execution Date Lessee’s Signature
....................................................................................................	signature	/ /
....................................................................................................	full name
....................................................................................................	qualification	.....................................................................................................................
(Witnessing officer must be in accordance with Schedule 1 of Land Title Act 1994 eg Legal Practitioner, JP, C Dec)		DIRECTOR

VISION GATEWAY PTY LTD A.C.N. 098 530 879

....................................................................................................	signature	/ /
....................................................................................................	full name
....................................................................................................	qualification	.....................................................................................................................
(Witnessing officer must be in accordance with Schedule 1 of Land Title Act 1994 eg Legal Practitioner, JP, C Dec)		DIRECTOR/SECRETARY

VISION GATEWAY PTY LTD A.C.N. 098 530 879

2

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994 and Water Act 2000		Page 3 of 37

Title Reference 18359093

This is the Schedule referred to in the Form 7 Lease dated the                     day of                     2004

PARTICULARS

Landlord:	MASINELLO HOLDINGS PTY LTD A.C.N. 010 312 964

Tenant:	VISION GATEWAY PTY LTD A.C.N. 098 530 879

Lease Term:	Three (3) years

Date of Commencement:	15th February 2004

Expiry Date:	14th February 2007

Address of the Premises	First Floor, 134 Racecourse Road, Ascot QLD 4007

Area of the premises	312 square metres approximately

Rent:	$90,480.00 PLUS GST(rent for first year) subject to annual reviews contained herein

Rent Commencement Date:	15th February 2004

Rent Incentive	$41,689.00

CPI Review Date(s):	Annually upon the anniversary of the Date of Commencement

Market Review Date(s):	Upon exercise of option

Permitted Use:	Commercial Office

Option Exercise Period:	The period that is six (6) months prior to expiry of term to three (3) months prior to expiry of term

First Option Term:	Three (3) years

Second Option Term:	Not Applicable

Option Review Dates:

First Option Term

CPI Review Date(s): Annually, upon anniversary of the Date of Commencement of Option Term

Market Review Date(s): Not Applicable

Second Option Term

CPI Review Date(s): Not Applicable

Market Review Date(s): Not Applicable

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994 and Water Act 2000		Page 4 of 37

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PARTICULARS

Bank Guarantee:	Not Applicable

Security Bond:	$17,500.00 INCLUDING GST

Guarantor(s):	Not Applicable

Landlord’s Solicitors:	Kelly Lawyers of PO Box 302 HAMILTON QLD 4007 / 1st Floor, 138 Racecourse Road, Ascot or such other solicitors as the Landlord may appoint from time to time and notify to the Tenant

Landlord’s Address for Notices:	C/ - Kelly Lawyers of PO Box 302 HAMILTON QLD 4007

Tenant’s Address for Notices:

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994 and Water Act 2000		Page 5 of 37

Title Reference 18359093

1	DEFINITIONS AND INTERPRETATION

1.1	In this Lease unless the context otherwise requires:

Air Conditioning Equipment means the plant electrical installations ductwork and diffusers used for the manufacture and reticulation of conditioned air throughout the Building and includes all mechanical ventilation

Appurtenances means the water closets drains water apparatus pipes and other appurtenances in the Premises

Building means the building or buildings of the Landlord erected or to be erected on the Land

Claims means actions demands losses injuries damages suits judgments injunctions orders decrees costs and expenses of every description and includes without limitation consequential losses and damages

CPI Review means the higher of:

(a)	the Rent payable immediately before the relevant CPI Review Date and

(b)	the sum calculated in accordance with the following formula:-

A x B
C

where:	A = Rent payable immediately before the relevant CPI Review Date

B = Index Number for the last quarter immediately before the relevant CPI Review Date

C = Index Number for the last quarter before the first day of the Lease Year last concluded

However, should the CPI Review result in an increase of the annual rent which is less than 3% of the rent paid in the year immediately prior to the CPI Review, the result of the CPI shall be amended so as to increase the result to an amount that is 3% greater than the amount of rent paid in year immediately prior to the CPI Review

CPI Review Dates mean the dates so specified in the Particulars

Date of Commencement means the date as specified in the Particulars

Fire Equipment includes includes all stopcocks hydrants fire hoses fire alarms fire sprinklers and other fire prevention extinguishing and detection equipment in the Building

Form 7 means the lease in Form 7 to the Land Title Act 1994 to which this Schedule is attached

GST Act means A New Tax System (Goods and Services Tax) Act and includes other GST related legislation

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994 and Water Act 2000		Page 6 of 37

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Guarantor means the guarantor or guarantors specified in the Particulars and also any person who enters into covenants with the Landlord as a guarantor under clause 10.1

Incoming Tenant means the proposed assignee subtenant or other occupant under any dealing under clause 10.1 and includes where the context requires any person or persons referred to in clause 10.6

Index Number means the Consumer Price Index (All Groups) for the city of Brisbane as published by the Australian Bureau of Statistics. If that index is discontinued the expression will mean an index or method of measuring increases in the cost of living agreed in writing by the Parties. If there is no agreement within 14 days, it will be an index or method determined at the request of either Party by the President or Acting President of the Valuers Institute or their nominee

Insured Risks means the risks the Landlord is required by this Lease to insure and any additional risks against which the Landlord effects insurance relating to the Premises

Land means the land described in Item 2 of the Form 7

Landlord means the Landlord referred to in Item 1 of the Form 7 its successors and assigns and unless inconsistent with the context includes all persons for the time being authorised by the Landlord

Lease means this lease including the Form 7 and any annexures and schedules and any obligation or agreement expressed to be supplemental to this Lease and all amendments to those documents

Lease Term means the period specified in the Particulars commencing on the Date of Commencement or such shorter period as provided under this Lease

Lease Year means each separate year of the term of this Lease. The first Lease Year starts on the Date of Commencement and each subsequent Lease Year starts on the same day of the following year; the expression includes any broken period between the end of the last complete Lease Year and the date of termination

Market Review means the higher of:

(a)	the Rent payable immediately before the relevant Market Review Date and

(b)	the sum calculated in accordance with clause 3.3

Market Review Dates are the dates so specified in the Particulars

Month means a calendar month

Mortgagee means all present or future mortgagees of the Land

Outgoings means all expenses paid or incurred by the Landlord in respect of the Premises for:

(a)	Rates charges and other levies (including for water sewerage and drainage) payable to any local authority

(b)	Fire protection services

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
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(c)	All charges for electricity gas oil or other fuel incurred in the operation of plant and equipment in the Premises

(d)	Insurance premiums and other charges (including stamp duties) for insurance of the Building against fire vandalism malicious mischief earthquake flood water damage boiler and pressure vessel explosion fusion and/or mechanical breakdown in broad cover form with repair and replacement terms and other risks decided by the Landlord in its discretion including but not limited to consequential losses and loss of all rents receivable including all other charges payable in addition to the Rent in amounts and for periods determined by the Landlord

(e)	Public risk liability insurance against third party liability on a comprehensive basis with limits of not less than $7 million per occurrence or higher amounts reasonably required by the Landlord from time to time

Outgoings do not include land tax income tax or capital gains tax

Particulars means the particulars set out in the table at the start of this Schedule

Permitted Use means the use specified in the Particulars

the Premises means the Land and all improvements on the Land

Redecorate includes:

(a)	washing down the exterior and interior of the Premises

(b)	treating as previously treated all internal and external surfaces of the Premises by painting staining polishing or otherwise to a specification approved by the Landlord and

(c)	replacing all floor coverings which in the opinion of the Landlord are worn or damaged and in need of replacement

(d)	repainting all fences pillars posts and walls outside the Building in colours approved by the Landlord and

(e)	repainting and restriping any vehicle movement and parking areas on the Land

Rent has the meaning given in clause 3.2

Rent Commencement Date means the date as specified in the Particulars

Rent Incentive means the amount as specified in the Particulars

Stipulated Rate means a percentage interest rate per annum equal to the prime lending rate charged by the Landlord’s bank plus 5%

Tenant means the lessee referred to in Item 3 of the Form 7

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994 and Water Act 2000		Page 8 of 37

Title Reference 18359093

Valuers’ Institute means the Australian Institute of Valuers and Land Economists Inc (Queensland Division)

writing includes printing typing lithography and other modes of reproducing words in a visible form and written has a corresponding meaning

1.2	Obligations are joint and separate

1.3	References to authorities associations and bodies will also refer to any body established in its place

1.4	Rights of the Landlord to have access to the Premises extend to all persons authorised by the Landlord

1.5	References to the Premises include any part of the Premises

1.6	Any covenant by the Tenant not to do any act or thing includes an obligation not to permit that act or thing to be done and to use its best endeavours to prevent that act or thing being done by a third party

1.7	Any provision in this Lease requiring the consent or approval of the Landlord also requires the consent or approval of any Mortgagee and any superior landlord where that consent is required. However there is no obligation upon any Mortgagee or superior landlord not to unreasonably refuse any consent or approval

1.8	References to the consent of the Landlord or words to similar effect mean a consent in writing signed by or on behalf of the Landlord and references to approved and authorised or words to similar effect mean approved or authorised in writing by or on behalf of the Landlord

1.9	The terms Party or Parties mean the Landlord and/or the Tenant and (except where there is an express indication to the contrary) exclude the Guarantor

1.10	Words denoting the singular number only include the plural number and vice versa; a reference to any gender includes every other gender; and words denoting individuals include corporations

1.11	A reference in this Lease to an Act of Parliament or any section of an Act should be read as though the words or any statutory modification or re-enactment of it or any statutory provision substituted for it were added to the reference. Any general reference to Statute or Statutes includes any regulations or orders made under the Statute or Statutes

1.12	Every obligation undertaken by any Party (including the Guarantor) will be construed as if each obligation is separate and independent made by the Party and continuing (unless the context otherwise requires) throughout the Lease Term and subsequently so long as it remains to be performed

1.13	References in this Lease to any clause sub-clause paragraph or Schedule without further designation will be construed as a reference to the clause sub-clause paragraph or Schedule of this Lease so numbered

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994 and Water Act 2000		Page 9 of 37

Title Reference 18359093

1.14	The headings or marginal notes in this Lease are included for convenience only and do not affect the interpretation of this Lease

2	TERM

2.1	Term

The Landlord leases the Premises to the Tenant for the Lease Term subject to the provisions of this Lease.

2.2	Holding Over

If the Tenant with the consent of the Landlord remains in occupation of the Premises after the Lease Term has ended then:

2.2.1	the Tenant will be tenant of the Premises from month to month on the terms of this Lease so far as they are applicable to a monthly tenancy

2.2.2	the monthly tenancy may be ended by either party in the manner prescribed by Div. 4 of Part VIII of the Property Law Act 1974 and

2.2.3	the rent payable in respect of the monthly tenancy will be the amount of Rent payable monthly under this Lease immediately before the end of the Lease Term and will be payable in advance

3	RENT

3.1	Payment of Rent

The Tenant will pay to the Landlord (including by way of direct debit if the Landlord requires) the Rent without deduction or set-off, the first payment to be made on the Rent Commencement Date. The Rent will be paid by equal monthly instalments in advance on the first day of each Month. If necessary, the first and last payments will be apportioned on a daily basis

3.2	Rent and Annual Reviews

3.2.1	Rent means an annual sum calculated as follows:

(a)	for the first Lease Year the sum as specified in the Particulars

(b)	for each Lease Year commencing on a CPI Review Date the sum calculated by CPI Review

(c)	for each Lease Year commencing on a Market Review Date the sum calculated by Market Review

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994 and Water Act 2000		Page 10 of 37

Title Reference 18359093

3.3	Market Review

3.3.1	The Landlord may at any time prior to the date which is 12 Months after each Market Review Date give written notice to the Tenant (“Review Notice”) of the amount of rent the Landlord believes is the current open market rent for the Premises as at that Market Review Date

3.3.2	If the Landlord does not give the Review Notice in respect of a Market Review Date the rent payable for the Lease Year commencing from that Market Review Date will be the same rent as was payable in the preceding Lease Year

3.3.3	If the Landlord gives the Review Notice the Tenant may give written notice to the Landlord within 21 days of receipt of the Review Notice (“Dispute Notice”) disputing the Landlord’s assessment of the market rent

3.3.4	If the Tenant does not give a Dispute Notice the amount set out in the Review Notice will be the Rent payable from the Market Review Date

3.3.5	If the Tenant does give a Dispute Notice the market rent will be determined as follows:

(a)	the market rent will be determined by a person (“the Arbitrator”) who has been a member of the Valuers’ Institute for at least 5 years nominated by the President for the time being of the Valuers’ Institute on the application of the Landlord or Tenant

(b)	the Arbitrator will act as an arbitrator in accordance with the Commercial Arbitration Act 1990 and

(c)	the Arbitrator will determine the market rent of the Premises assuming:

(i)	a term equivalent to the original term of this Lease

(ii)	that the Tenant has complied with all obligations of repair and decoration imposed by this Lease

(iii)	that the covenants of the lease are the same as the covenants of this Lease other than for the amount of rent and any other differences required by these assumptions and

(iv)	that any improvements made to the Premises by the Tenant have not been made

3.4	Obligation to Pay Until Rent Calculated

Pending calculation of the reviewed Rent for any Lease Year, Rent will continue to be paid at the rate payable during the Lease Year last concluded and will be adjusted retrospectively to the start of the Lease Year under review when the reviewed Rent has been calculated or determined.

3.5	Rent Obligation Absolute

The Tenant’s obligation to pay all Rent is absolute and is not subject to any abatement reduction set-off defence counterclaim or recoupment

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3.6	Goods and Services Tax

3.6.1	The Tenant must pay all goods and services tax or other consumption tax applied to all supplies made by the Landlord to the Tenant under this Lease

3.6.2	If this Lease requires the Tenant to reimburse the Landlord for a supply under this Lease made by a third party and the Landlord is entitled to claim an input tax credit on any amount paid by it for that supply then the amount that the Tenant must pay for that supply is the amount that the Landlord paid for that supply less the input tax credit

3.6.3	The Tenant will pay the goods and services tax when the Landlord provides a tax invoice for the payment

3.6.4	In this clause, the terms “goods and services tax” “supply” “input tax credit” and “tax invoice” have the meanings given to them in the GST Act

3.7	Rent Incentive

The Landlord agrees to provide the Tenant with a rent incentive for the amount stated in the Particulars to be applied as rental abatement over the duration of the initial Lease Term. That is, the amount of the rent incentive is to be divided by the number of months in the Lease Term (ie 36 months) to arrive at the amount of the abatement for each month. The monthly rental abatement is then to be credited against the amount of rent that the Tenant must pay each month.

4	OUTGOINGS

4.1	Outgoings

Intentionally deleted

4.2	Utility Supplies

The Tenant will not use any form of light power or heat other than electric current or gas supplied through meters. This does not prevent the use of auxiliary power or lighting (other than an exposed flame) during any period of power failure or power restrictions. The Tenant will punctually pay all charges for electricity gas and water consumed in the Premises whether assessed against the Tenant or the Landlord

4.3	Future Taxes on Premises

The Tenant will pay all rates and taxes (whether on a capital or revenue basis or any other basis and even though of a novel character) which may be imposed in respect of the Premises or on the Rent or for the use and occupation of the Premises and whether assessed against the Landlord or directly against the Tenant

4.4	Special Services

The Tenant will pay to the Landlord upon demand the amount of any additional or unusual expenses paid or incurred by the Landlord at the request of the Tenant in having any alterations repairs or maintenance to the Premises or to the appurtenances effected outside the normal working hours of the tradesmen concerned or in providing any special additional or unusual services for the Tenant

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
Land Title Act 1994, Land Act 1994 and Water Act 2000		Page 12 of 37

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4.5	Cleaning Costs

The Tenant will pay the cost of any cleaning or refuse services to the Premises

4.6	Landlord’s Outgoings

The Landlord will ensure that any land tax assessed on the premises will be the Landlord’s responsibility and should any major repairs and maintenance be required, not being attributable to the Tenant’s misuse or damage, repairs will be at the Landlord’s expense.

5	USE

5.1	Use of the Premises

5.1.1	The Tenant will not use or permit the Premises to be used for any purpose other than the Permitted Use

5.1.2	The Tenant acknowledges that:

(a)	the Tenant will obtain the consents of any planning or other authority which may be required for the Tenant to carry on the Permitted Use at the Premises and

(b)	no warranty is given by or on behalf of the Landlord with respect to the suitability fitness or adequacy of the Premises

5.2	Legal Requirements

5.2.1	The Tenant will comply with and observe all Statutes and all orders ordinances regulations requirements notices and by-laws made by any public body or authority relating to the Premises or to the Tenant’s use or occupation of the Premises

5.2.2	The Tenant will not do or omit to do any act or thing whereby the Landlord may become liable to pay any penalty or the whole or part of any expenses incurred under any Statute ordinance regulation by-law order requirement or notice

5.2.3	The Tenant is not required by this clause to make any structural improvements or structural alterations unless they are required or necessary by reason of any neglect or default by the Tenant or any person claiming under the Tenant or by reason of the business carried on in the Premises or the number or sex of the employees or persons at the Premises

5.3	Use Obligations

The Tenant will:

5.3.1	keep the Premises clean and free of rubbish by regular cleaning and rubbish removal

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
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5.3.2	keep the Premises free of vermin

5.3.3	maintain all areas outside the Building including keeping all gardens and landscaped areas weeded, all lawns mowed and the grounds neat and free from rubbish

5.3.4	observe the maximum floor loading weights nominated by the Landlord and install any heavy equipment in accordance with the Landlord’s written direction

5.3.5	notify the proper authorities if any infectious disease occurs on the Premises and fumigate and disinfect the Premises as reasonably appropriate

5.3.6	comply at all times with the requirements of the Insurance Council of Australia and The Metropolitan Fire Brigades Board

5.3.7	carry out fire drills and observe all necessary and proper emergency evacuation procedures

5.3.8	ensure all exterior doors and windows in the Premises are locked securely at all times when the Premises are not being used

5.4	Use Restrictions

The Tenant will not:

5.4.1	carry on in the Premises any annoying noxious offensive or illegal act or do any thing or use any plant or machinery which through noise odours vibrations or otherwise may be or grow to the annoyance nuisance grievance damage or disturbance of the Landlord or of the occupiers of adjoining premises

5.4.2	use the Appurtenances for any purposes other than those for which they were constructed and will not place in them any deleterious substances

5.4.3	interfere with any Appurtenances gas electrical plumbing or other services contained in or about the Premises or the Air Conditioning Equipment or the Fire Equipment without first obtaining the consent in writing of the Landlord

5.4.4	cause any sign advertisement or hoarding to be placed on or in the Premises which is visible from outside the Premises without the prior consent of the Landlord such consent not to be unreasonably withheld if such sign advertisement or hoarding is incidental to the Tenant’s class of business and strictly complies with the by-laws of the local or other authorities

5.4.5	make holes in mark or damage the Premises

5.4.6	use any flammable chemicals

5.4.7	do anything or keep anything in the Premises that may make void or voidable or conflict any insurance policy applicable to the Premises or whereby the amount of premium payable for any insurance policy may be increased. Without prejudice to any other rights under this Lease the Tenant will pay to the Landlord on demand any increase of premium which may be occasioned by a breach of this clause

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5.4.8	hold or permit to be held any auction sale in the Premises

5.4.9	overload the electrical services

5.4.10	use the Premises for the parking or storage of motor vehicles caravans boats demountable buildings or containers of any kind other than in the day to day use of the Premises authorised by this Lease

5.5	Security & Keys

5.5.1	The Landlord’s representatives are authorised to enter the Premises for the purpose of locking any doors or windows left unlocked or checking the general security of the Premises

5.5.2	The Tenant will provide the Landlord with keys to the Premises and will not change the locks of the Premises without notifying the Landlord and providing the Landlord with new keys. The Landlord will not use the Tenant’s keys other than in emergencies or otherwise in accordance with the Landlord’s rights under this Lease or at law

6	MAINTENANCE AND REPAIR

6.1	Notice of Damage

The Tenant will promptly notify the Landlord of any damage to the Premises or the defective operation of any of the Appurtenances

6.2	Maintenance of Premises

The Tenant will repair the Premises (including the Air Conditioning Equipment, Plumbing, Drainage, Electrical faults and Fire Equipment) and keep them in good and substantial repair except damage caused by:

6.2.1	fair wear and tear or

6.2.2	an Insured Risk other than where the insurance money is irrecoverable because of any act or default of the Tenant or anyone at the Premises expressly or by implication with the Tenant’s consent

Where the insurance policy for the Insured Risks requires payment of excess or deductible by the Landlord the Tenant will pay the excess or deductible to the Landlord on demand

Should the Tenant fail to repair any of these items as required by this Clause, the Landlord may arrange for the repair and recover the cost of the same from the Tenant.

6.3	Maintenance Contracts

6.3.1	If required by the Landlord from time to time the Tenant shall effect and maintain a comprehensive maintenance contract in respect of the Air Conditioning Equipment

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
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(“Maintenance Contract”). The Tenant shall deliver to the Landlord upon demand a copy of the Maintenance Contract and written evidence to the satisfaction of the Landlord that the Maintenance Contract is current

6.3.2	The Maintenance Contract will be effected with a contractor and be on terms as shall first be approved by the Landlord such approval not to be unreasonably withheld. If required by the Landlord the Maintenance Contract will be effected in the names of the Landlord the Tenant and any Mortgagee

6.3.3	The Tenant will punctually pay all charges payable under the Maintenance Contract

6.4	Inspection by Landlord & Right of Entry

6.4.1	The Landlord may at all reasonable times on reasonable notice (except in the case of emergency) enter upon and view the condition of the Premises and the Tenant will immediately upon notice being given by the Landlord execute all repairs which the Tenant is obliged to carry out under this Lease

6.4.2	The Tenant will also permit the Landlord at all reasonable times on reasonable notice (except in the case of emergency) to enter upon the Premises to effect any alterations or repairs which the Landlord may wish to carry out. In exercising its powers under this clause the Landlord will endeavour to cause as little inconvenience to the Tenant as is reasonably practicable in the circumstances.

6.5	Landlord’s Right to Repair

If at any time the Tenant is in breach of any express or implied obligations in this Lease relating to repair of the Premises the Landlord may (but without prejudice to the Landlord’s right of re-entry) enter upon the Premises and repair them at the Tenant’s expense

6.6	Tenant to Redecorate

The Tenant will at least once during every 3 years of the Lease Term and during the last 3 months of the Lease Term, Redecorate the Premises to the satisfaction of the Landlord. If the Tenant fails to Redecorate the Premises the Landlord may Redecorate them at the Tenant’s expense

6.7	Glass

The Tenant will replace all glass in the Premises that is broken during the Lease Term

7	ALTERATIONS

7.1	Prohibition against Alterations

Subject to clauses 7.2 and 7.3, the Tenant will not make any alterations or additions to the Premises without first obtaining the Landlord’s written consent and complying with the following conditions:

7.1.1	the Tenant will submit to the Landlord full detailed drawings and other specifications of the proposed works including particulars of the materials to be used

QUEENSLAND LAND REGISTRY	SCHEDULE	Form 20 Version 2
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7.1.2	the proposed works must be approved by the Landlord’s architect

7.1.3	the Tenant will obtain the approval of the local and any other relevant authorities to the proposed works where required and shall immediately provide a copy of such approval to the Landlord

7.1.4	the works will be carried out by contractors who have current public liability insurance for an amount nominated by the Landlord and who have been previously approved in writing by the Landlord

7.1.5	the Landlord may require the Tenant to use a nominated contractor if any warranty or other similar benefit enjoyed by the Landlord may be detrimentally affected if the works are not carried out by the nominated contractor

7.1.6	the works shall be carried out in a proper and workmanlike manner to the satisfaction of the Landlord’s architect and if the Landlord so requires under the supervision of the Landlord’s architect

7.1.7	the Tenant shall pay to the Landlord on demand the reasonable costs and expenses of the Landlord’s architect and any other Landlord’s consultants relating to the Landlord’s consent (whether or not any consent is granted) and the supervision of the works

7.1.8	the Tenant indemnifies the Landlord against all Claims which the Landlord may suffer or incur in connection with the works

7.1.9	the Tenant will observe and perform any other terms and conditions reasonably imposed by the Landlord when granting its consent

7.2	Alterations Required for Tenant’s Business

If any alterations are required by any Statute ordinance regulation by-law order requirement or notice of a public or other authority the Landlord’s consent under clause 7.1 will not be unreasonably withheld

7.3	Internal Partitions

The Tenant will not install alter or remove any internal partitions in the Premises without the prior written consent of the Landlord which consent will not be unreasonably withheld. If such consent is given the conditions referred to in clauses 7.1.1 to 7.1.9 will apply. Any partitions erected by the Tenant remain the property of the Tenant who is responsible for their maintenance and insurance

7.4	Tenant’s Fixtures

7.4.1	Any fixtures installed by the Tenant may at the end of this Lease be taken down and removed if the removal can be carried out without affecting the structure of the Building. The Tenant must fix to the satisfaction of the Landlord any damage done to the Building by the installation or removal of these fixtures

7.4.2	Any fixtures not removed by the Tenant at the end of this Lease and all other goods of the Tenant left on the Premises will be considered abandoned by the Tenant and

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become the property of the Landlord. The Landlord may in its discretion sell or otherwise dispose of abandoned fixtures and goods in any manner the Landlord thinks fit

8	INSURANCE & RISK

8.1	Tenant’s Insurances

8.1.1	The Tenant will during the Lease Term at its expense take out and maintain in the names of the Tenant the Landlord and any mortgagees of the Premises the following insurances:

(a)	Property : Insurance upon all property situated in the Premises owned by the Tenant or for which the Tenant is legally liable including fixtures and improvements installed in the Premises by the Tenant, the policies to be for an amount not less than 90% of the full replacement cost with coverage against at least fire with standard extended coverage

(b)	Business Interruption Insurance : For an amount sufficient to reimburse the Tenant for direct or indirect loss of earnings attributable to perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises

(c)	Public Risk Insurance : Applying to all operations of the Tenant and including bodily injury liability and property damage liability personal injury liability products liability contractual liability contingent liability and tenant’s legal liability with respect to the occupancy by the Tenant of the Premises. The policy will be written on a comprehensive basis with limits of not less than $10,000,000 per occurrence or such higher limits as the Landlord or its mortgagee reasonably requires from time to time

(d)	Plate Glass Insurance : All plate glass in the Premises or forming part of the boundary walls of the Premises for reinstatement following breakage or damage from any cause

(e)	General : Any other form of insurance as the Tenant or the Landlord’s mortgagee reasonably requires from time to time in amounts and for perils against which a prudent Tenant would protect itself in similar circumstances

8.1.2	All insurance policies required to be taken out by the Tenant will be with insurers acceptable to the Landlord and on policies and in forms satisfactory from time to time to the Landlord. Certificates of insurance or (if required by the Landlord or its Mortgagee) certified copies of each insurance policy will be delivered to the Landlord as soon as practicable after they are taken out

8.1.3	If the Tenant fails to comply with its obligations to take out and maintain any insurance under this clause the Landlord may effect the insurance at the cost of the Tenant

8.2	Landlord’s Insurance

The Landlord will insure the Building against fire lightning impact by aircraft earthquake explosion impact by vehicles and animals malicious damage (other than by persons in or about the Building with the actual or implied consent of the Tenant any subtenant or licensee) rainwater storm and/or

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tempest in broad cover form with repair and replacement terms on terms and conditions reasonable in the market at the time the insurance is effected. The obligation to insure against any risk is conditional upon insurance for that risk being available from reputable insurers at reasonable rates

8.3	Risk

8.3.1	The Tenant uses the Premises at its own risk. The Landlord is not responsible for any loss or damage of the Tenant’s property on the Premises for any reason. The Landlord is not legally responsible for any loss of profits resulting from any damage even if the damage occurs because of any defect in the construction of the Premises or of any of its services or any act or omission by the Landlord or any contractor of the Landlord or or their respective employees or any member of the public

8.3.2	The Landlord is not legally responsible to the Tenant for any Claim arising from the malfunction or interruption of the water gas or electricity services the Air Conditioning Equipment the Fire Equipment and/or the Appurtenances contained in the Premises from any cause

8.3.3	Despite anything in this Lease or implied by law to the contrary the Landlord is not legally responsible for any Claim the Tenant may assert because the Landlord does or does not do something in respect of the Premises and which the Landlord might be legally responsible to do or not to do unless the Tenant gives to the Landlord notice in writing and the Landlord unreasonably fails within a reasonable time to take proper steps to rectify it

9	INDEMNITIES

The Tenant indemnifies the Landlord against all Claims for which the Landlord may become legally responsible whether during or after the Lease Term in respect of or arising from:

9.1	Loss damage or injury from any cause to property or person inside or outside the Building occasioned or contributed to by the neglect or default of the Tenant

9.2	The negligent use by the Tenant of any water gas or electricity or other services to the Building

9.3	The overflow leakage or escape of water fire gas electricity or any other harmful agent in or from the Premises caused or contributed to by any act or omission by the Tenant

9.4	The Tenant’s failure to notify the Landlord of any defect in the Premises of which the Tenant is aware or ought to be aware

9.5	Loss damage or injury from any cause to property or person caused or contributed to by the use of the Premises by the Tenant and arising out of the Tenant’s neglect or default

9.6	The improper or faulty erection or construction of facilities trade fixtures or equipment installed in the Premises by the Tenant

9.7	Any personal injury sustained by any person in or about the Premises other than by the wilful or negligent act of the Landlord its servants or agents

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The indemnities in this clause extend to the acts and omissions of the Tenant and any employee agent licensee invitee subtenant or other person claiming through or under the Tenant

10	ASSIGNMENT SUB-LETTING & OTHER DEALINGS

10.1	General Prohibition Against Assignment or Subletting

The Tenant will not assign the whole of the Premises or sublet grant any license over share or part with the possession of the whole or part of the Premises without first obtaining the written consent of the Landlord which shall not be unreasonably withheld or delayed if the following conditions are satisfied:

10.1.1	the Tenant gives to the Landlord reasonable prior written notice of the Tenant’s desire to deal with the Lease details of the nature of the proposed dealing and the name of the Incoming Tenant

10.1.2	the Tenant gives to the Landlord upon demand such further information financial reports or other material as the Landlord may reasonably require in respect of the proposed dealing and/or the Incoming Tenant

10.1.3	the Incoming Tenant is a respectable and financially responsible person who has the ability to meet the Tenant’s obligations contained in this Lease

10.1.4	the Tenant is not in breach of the Lease

10.1.5	in the case of a proposed subletting the conditions set out in clause 10.2 are satisfied

10.1.6	the Incoming Tenant enters into a covenant with the Landlord that the Incoming Tenant will observe and perform all obligations conditions and restrictions contained in this Lease on the part of the Tenant to be observed and performed

10.1.7	the Tenant pays the Landlord’s reasonable legal and other costs incurred in connection with considering the proposed dealing (whether or not the Landlord’s consent is granted) including the cost of enquiries made by or on behalf of the Landlord regarding the solvency fitness and suitability of the Incoming Tenant

10.1.8	if the Incoming Tenant is a limited liability company, 1 or more directors or shareholders of the Incoming Tenant as may be reasonably required by the Landlord will provide personal guarantees to the effect that:

(a)	the Incoming Tenant will pay the Rent and observe and perform all obligations conditions and restrictions contained in this Lease on the part of the Tenant to be observed and performed

(b)	they will indemnify the Landlord against all loss damages costs and expenses arising by reason of any default by the Incoming Tenant

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(c)	any neglect or forbearance of the Landlord will not release the guarantees provided and

(d)	the guarantors will upon disclaimer of these presents by the Incoming Tenant or on dissolution of the Incoming Tenant accept a new lease of the Premises for the residue then unexpired of the Lease Term and at the Rent payable under this Lease and subject to the same terms and conditions

10.2	Subleases

Every permitted sublease of the Premises must be granted at a rent equal to the then current market rental value of the underlet premises and will contain covenants:

10.2.1	for the upwards only review of the rent reserved on the same basis as the Rent is to be reviewed in this Lease

10.2.2	prohibiting the subtenant from doing or allowing any act or thing inconsistent with or in breach of this Lease and

10.2.3	not to assign or sublet the underlet premises except in accordance with this Lease

10.3	Absolute Prohibition Against Assignment of Part

The Tenant will not assign part only of the Premises without first obtaining the written consent of the Landlord which may be granted or refused in the absolute discretion of the Landlord

10.4	No Release

The Tenant’s liability under the obligations and conditions contained in the Lease will not be reduced or discharged by reason of any time or other indulgence now or at any time granted by the Landlord to any Incoming Tenant and the liability of the Tenant to assure the performance of the Lease will not be affected by any further assignments or subletting of the Lease

10.5	Prohibition Against Mortgage or Other Dealings

The Tenant will not mortgage charge or otherwise deal with the Tenant’s interest in this Lease (including part of such interest) without the prior written consent of the Landlord such consent not to be unreasonably withheld or delayed

10.6	Concessions & Franchises

Without limiting the generality of clauses 10.1 to 10.3 the Tenant will not permit any business to be operated from the Premises by any concessionaire franchisee licensee or others without the written consent of the Landlord which consent may be withheld in its absolute discretion. If the Landlord consents to any concession franchise or licence each concession franchise or licence will be subject to the following conditions:

10.6.1	the concession franchise or licence will be subject to the terms and conditions in this Lease

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10.6.2	the aggregate area of all concessions franchises or licences will not at any one time exceed such percentage of the area of the Premises as the Landlord in its sole discretion considers advisable

10.6.3	each concessionaire franchisee or licensee will carry on business under the trade name and style of the Tenant and in a manner so such business will appear as an integral part of the Tenant’s business

10.6.4	the Tenant will provide the Landlord with an executed copy of each concession franchise and licence agreement and the Landlord will have the right to approve the terms of the agreement or to request changes to the agreement which the Tenant will make or have made prior to its grant and

10.6.5	the Tenant and any concessionaire franchisee or licensee will execute any document or instrument which the Landlord requires including without limitation a sublease of the Premises substantially in the form of this Lease

10.7	Deemed Assignment Where Corporate Tenant

10.7.1	This clause only applies where the Tenant is a corporation that is not a listed public company or a wholly-owned subsidiary of a listed public company

10.7.2	If there is a proposed assignment or disposal of:

(a)	a shareholding of 30% or more of the issued share capital of the Tenant or its holding company or

(b)	a shareholding in the Tenant or its holding company which would entitle the person acquiring such shareholding to 30% or more of the voting power of all shares represented at any meeting of members of the Tenant;

such assignment or disposal will be deemed an assignment of this Lease requiring the prior written consent of the Landlord under clause 10.1

10.8	Assignment by Landlord

If the Landlord sells an interest in the Land or in this Lease the Landlord will not be legal responsible under any clause in this Lease to the extent that the buyer is responsible for compliance with those clauses

11	COSTS

11.1	Costs to be Paid by Tenant

The Tenant will pay:

11.1.1	the costs of and incidental to the negotiation preparation, including Landlord’s legal fees, execution stamping and registration of this Lease

11.1.2	the Landlord’s reasonable expenses in obtaining any necessary consent to this Lease from the local authority

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11.1.3	all stamp duty and registration fees payable in respect of this Lease

11.1.4	all costs and expenses (including legal costs and fees payable to a surveyor or architect) incurred by the Landlord incidental to the preparation and service of any notice under s. 127 or s. 124 of the Property Law Act 1974

11.1.5	the Landlord’s costs and expenses relating to any surrender or termination of this Lease except through its expiry

11.1.6	the Landlord’s costs and expenses in granting or refusing any consent required under this Lease and

11.1.7	all amounts the Landlord may expend because of any default by the Tenant in the performance and observance of any term of this Lease

12	MORTGAGEE OF FREEHOLD

12.1	This Lease is conditional upon the written consent of any Mortgagee registered at the Date of Commencement. If such Mortgagee’s consent is not obtained for any reason other than the default of the Landlord within a reasonable time after the Date of Commencement the Landlord may terminate this Lease without compensation to the Tenant

12.2	The Landlord and the Tenant must enter into a deed with the Mortgagee containing the reasonable terms and conditions of consent if required by the Mortgagee

12.3	In consideration of the Landlord granting this lease to the Tenant the Tenant agrees that the Mortgagee’s consent to this Lease is subject to the following conditions:

12.3.1	the mortgage remains in full force as if the Mortgagee’s consent to this Lease had not been given but so long as the Tenant pays the Rent strictly in accordance with this Lease and otherwise observes and performs the terms of the Lease the Mortgagee will exercise any power of sale or other power or remedy if the Landlord defaults subject to the subsisting rights of the Tenant

12.3.2	that so long as the Mortgagee is registered as mortgagee of the Land the Tenant will obtain the consent of the Mortgagee whenever the Landlord’s consent is required

12.3.3	if the Mortgagee gives notice to the Tenant demanding receipt of rents and profits then the Tenant’s obligations and the Landlord’s rights under this Lease are treated as obligations to and rights of the Mortgagee until the notice is withdrawn or the relevant mortgage is discharged

12.3.4	the Mortgagee is not bound to perform and will not incur any legal responsibility for the Landlord’s obligations in this Lease

12.3.5	the consent will at the option of the Mortgagee be void and of no effect if the Landlord or the Tenant fail to observe and perform any conditions contained in this clause

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13	LANDLORD’S COVENANTS

13.1	Quiet Enjoyment

If the Tenant observes and performs all its obligations in this Lease the Tenant may peaceably hold and enjoy the Premises during the Lease Term without any interruption by the Landlord or any persons lawfully claiming under or in trust for the Landlord

14	DEFAULT

14.1	Default by Tenant

The Tenant is in default if:

14.1.1	the Rent or any part thereof is unpaid for 7 days after it has become due whether any formal demand is made for it or not or

14.1.2	any money payable by the Tenant to the Landlord upon demand is unpaid for 14 days after the making of any demand or

14.1.3	the Tenant does not observe or perform any of the Essential Terms (as defined in clause 14.3) of this Lease on the part of the Tenant to be performed or observed or

14.1.4	the Tenant does not comply with any notice within a reasonable time requiring the Tenant to perform or observe any obligations other than the Essential Terms (whether expressed or implied) in this Lease and on the part of the Tenant to be performed or observed (including of a negative character) or

14.1.5	the repairs required by any notice are not completed by the Tenant within the reasonable time specified in the notice or

14.1.6	judgment for an amount exceeding $5000 is obtained or entered up against the Tenant in any court of competent jurisdiction and is not satisfied within 21 days or

14.1.7	the Tenant does or suffers to be done any act whereby the estate or effects of the Tenant may become liable to be taken in execution or

14.1.8	a receiver a manager and receiver or an official manager is appointed in respect of the Tenant or the Tenant’s estate and interest in this Lease

14.1.9	the Tenant being a corporation enters into provisional liquidation or liquidation whether voluntary or otherwise (except for the purpose of reconstruction or amalgamation) or enters into an arrangement or composition with its creditors within the meaning of the Corporations Law

14.1.10	the Tenant being a natural person commits an act of bankruptcy or enters into an arrangement assignment or composition under the Bankruptcy Act 1966

14.1.11	the Tenant being a natural person dies or becomes of unsound mind or his estate is liable to be dealt with in any way under the laws relating to mental health

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14.1.12	the Tenant abandons or vacates the Premises or is dispossessed of the Premises by process of law

14.2	Forfeiture of Lease

If the Tenant is in default as specified in clause 14.1, the Landlord may without prejudice to any other rights which the Landlord has or may have against the Tenant (including without limitation the right to recover damages) and subject to giving any prior demand or notice required by law:

14.2.1	re-enter and take possession of the Premises (by force if necessary) and eject the Tenant and all other persons. Upon such re-entry, this Lease will terminate

14.2.2	by notice to the Tenant terminate this Lease from the date of giving the notice and/or

14.2.3	by notice to the Tenant convert the unexpired portion of the Lease Term into a monthly tenancy and upon such notice being given this Lease will terminate and the Tenant will occupy the Premises as a tenant from month to month on the terms of the Lease so far as they can be applied

14.3	Essential Terms

The Parties agree that the Essential Terms of this Lease are clause 3.1 (Payment of Rent) clause 3.6 (Goods and Services Tax), clause 4.1 (Payment of Outgoings), clause 5.1 (Use of Premises), clause 5.2 (Legal Requirements), clause 6.2 (Maintenance of Premises), clause 7.1 (Prohibition Against Alterations), clause 8.1 (Tenant’s Insurance) and clause 10.1-10.7 (Prohibition Against Dealing)

14.4	Damages

If the Landlord determines this Lease under clause 14.2 the Landlord may recover from the Tenant in addition to damages and amounts recoverable apart from this clause:

14.4.1	any Rent and Outgoings due but unpaid at the date of the determination

14.4.2	the amount by which the Rent and Outgoings between the date of determination and the date of expiry of this Lease by affluxion of time exceeds the rent and outgoings received or likely to be received from any other tenant to whom the Premises are relet or may be relet during that period

14.4.3	any other amount necessary to compensate the Landlord as a result directly or indirectly of the Tenant’s default and the Landlord’s determination of the Lease including:

(a)	costs of maintaining the Premises

(b)	costs of recovering possession of the Premises

(c)	expenses of reletting including necessary renovation or alteration of the Premises

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(d)	legal costs

(e)	real estate commissions charges and fees

For the purposes of Clause 14.4.2 of this sub-clause, the onus of proving that the Premises are likely to be relet and the amount of the rent likely to be received is upon the Tenant. For the purpose of calculating the Rent and Outgoings that would have been payable after the determination of this Lease and to the extent that the Rent and Outgoings that would have been payable cannot be established certainly, it will be assumed that the Rent and Outgoings would have increased annually by 5% on each anniversary of the Date of Commencement

14.5	Repudiation

If:

14.5.1	the Tenant defaults under an Essential Term of this Lease and

14.5.2	the Landlord accepts the Tenant’s repudiation of this Lease

the Tenant shall compensate the Landlord for any loss or damage suffered including without limitation damages for loss of bargain. The Tenant’s obligation to compensate the Landlord is not affected or limited by:

14.5.3	the Tenant vacating the Premises

14.5.4	the conduct of the Landlord and the Tenant constituting a surrender by operation of law or

14.5.5	any other lawful conduct of the Landlord

14.6	Landlord’s Right when Tenant Abandons Premises

If the Tenant vacates the Premises or otherwise repudiates this Lease the Landlord may without being treated as accepting the surrender of this Lease or terminating it show the Premises to prospective tenants and/or renovate restore clean and secure the Premises. The Tenant is treated as having vacated if it ceases to carry on the Permitted Use of the Premises for 7 consecutive days without the Landlord’s approval

14.7	Reservation of Rights

The rights and powers conferred on the Landlord by this clause are in addition to any other right or power which may be conferred upon the Landlord at law or in equity

14.8	Non-Waiver

Any waiver of any breach or default under this Lease or any waiver of any term or condition of this Lease must be in writing and will be effective only to the extent set out in the written waiver. All remedies either under this Lease or by law or otherwise afforded to the Landlord are cumulative and not alternative

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14.9	Accord and Satisfaction

The Landlord may accept a cheque or payment without prejudice to the Landlord’s right to recover the balance of the Rent or pursue any other remedy

14.10	Performance of Tenant’s Covenants by Landlord

If the Tenant fails to make any payments or to carry out any terms in this Lease then the Landlord may do so. The Tenant will pay to the Landlord immediately upon demand all moneys which the Landlord expends on their behalf with interest calculated at the Stipulated Rate from the time of those moneys having been so expended to the date of payment

14.11	Interest on Arrears

The Tenant will pay to the Landlord interest on any Rent or other moneys which are in arrears calculated at the Stipulated Rate from the time of the Rent or other moneys respectively falling due to the date of payment

15	DAMAGE OR DESTRUCTION

15.1	Substantially Unfit

15.1.1	If the Premises are damaged by an Insured Risk so that the Premises are substantially unfit for the occupation and use of the Tenant then:

(a)	Rent and other moneys payable under this Lease are reduced in proportion to the nature and extent of the damage until the Premises have been restored

(b)	within 14 days of damage occurring to the Premises the Tenant may serve on the Landlord a written “Damage Notice” notifying that the Premises are unfit. Within 31 days after being served with a Damage Notice, the Landlord may give the Tenant a “Restoration Notice” notifying that the Landlord will make the Premises fit for occupation and use. If the Landlord does not give a Restoration Notice the Tenant may terminate this Lease by notice in writing to the Landlord between 31 and 75 days after the Landlord received the Damage Notice

(c)	if the Landlord gives a Restoration Notice to the Tenant but does not within a reasonable time substantially commence and diligently proceed to make the Premises fit for occupation and use or render them accessible to the Tenant the Tenant may give the Landlord notice of intention to terminate this Lease. If after receiving such notice the Landlord does not act with reasonable speed and effort to fix the Premises or access to the Premises the Tenant may terminate this Lease by giving at least 1 Month’s notice in writing to the Landlord and at the end of that period this Lease terminates

(d)	Paragraphs (a) to (c) will not apply if the Tenant or an employee agent licensee invitee customer visitor of the Tenant or of any subtenant licensee or other occupier claiming under the Tenant caused the damage negligently or by a failure to act

15.1.2	If in the Landlord’s opinion the damage to the Premises is such that it is impractical or

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undesirable to restore the Premises or if the damage occurs less than 2 years prior to the end of the Lease Term the Landlord may terminate this Lease by giving not less than 1 Month’s notice in writing to the Tenant and at the end of that period this Lease terminates

15.1.3	The Landlord is not legally responsible for the termination of this Lease pursuant to clause 15.1.1. Any termination is without prejudice to the rights of either party regarding a previous breach or non-observance of a term of this Lease

15.2	Wholly Unfit

15.2.1	If the Premises are taken for any public purpose or are so damaged that they are rendered wholly unfit for the occupation and use of the Tenant:

(a)	Rent and other moneys payable under this Lease will cease to be payable until the Premises have been restored

(b)	the Landlord may notwithstanding anything contained or implied in this Lease terminate this Lease by giving at least 1 Month’s notice in writing to the Tenant and at the expiration of that notice this Lease terminates and the Landlord is not legally responsible for the termination

(c)	the Tenant may terminate this Lease by giving not less than 1 Month’s notice in writing to the Landlord and at the end of that period this Lease terminates

(d)	Paragraphs (a) and (c) will not apply if the Tenant or an employee agent licensee invitee customer visitor of the Tenant or of any subtenant licensee or other occupier claiming under the Tenant caused the damage negligently or by a failure to act

15.2.2	Any termination under clause 15.2.1 is without prejudice to the rights of either party in respect of any previous breach of a term of this Lease

15.3	Resolution of Disputes

Any dispute arising under this clause 15 will be determined by a member of the Valuers’ Institute or its successor appointed by the President for the time being of that Institute on the application of the Landlord or the Tenant. The appointed person will in making their determination act as an expert and not as an arbitrator and their decision will be final and binding on both Parties. The cost of the decision will be paid by either or both of the Parties (and if so in such proportion) as the person appointed decides

15.4	Landlord Not Obliged to Reinstate

15.4.1	Nothing in this Lease obliges the Landlord to reinstate the Premises

15.4.2	When reinstating the Premises the Landlord is entitled to make such changes to their design fabric character or dimensions as are necessary due to any legal or other requirement imposed by any relevant public authority

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15.5	Insurance Proceeds

If the Premises are damaged or destroyed and the Lease is terminated under this clause 15 all proceeds from any insurance policy which the Landlord takes out under this Lease will remain the property of the Landlord

16	GENERAL

16.1	Entire Agreement

The terms and conditions set out in this Lease contain the entire agreement between the Parties. The Tenant acknowledges that it has not been induced to enter into this Lease by any representation verbal or otherwise made by or on behalf of the Landlord which is not set out in this Lease

16.2	Negativing of Moratorium

To the fullest possible extent the provisions of all statutes operating directly or indirectly to lessen or otherwise vary in favour of the Tenant the obligations of the Tenant or to prevent or prejudicially affect the exercise by the Landlord of all or any of the rights powers and remedies conferred on the Landlord by this Lease are expressly negatived and excluded from this Lease

16.3	Inspection by Purchaser or Tenant

The Tenant will:

16.3.1	allow the Landlord to exhibit on the Premises notices advertising the Building or any part of it for sale and

16.3.2	at all reasonable times upon prior reasonable notice permit the Landlord to show the Premises to prospective purchasers and

16.3.3	within the 6 month period immediately preceding the end of the Lease Term permit the Landlord to show the Premises to prospective tenants at all reasonable times and on prior reasonable notice and allow the Landlord to affix and exhibit on the Premises where the Landlord thinks fit the usual “For Sale” and/or “To Let” notices. In each case the notices may display the name and address of the Landlord and its agents. The Tenant will not remove any notice without the prior written consent of the Landlord

16.4	Modification of Implied Covenants

The obligations and powers implied in leases by ss. 105 and 107 of the Property Law Act 1974 are negatived. All other covenants on the part of the Tenant implied by the Property Law Act 1974 are not negatived but are modified to the extent of any inconsistency with the provisions of this Lease

16.5	Notices

16.5.1	Unless otherwise stated any notice given by the Landlord is deemed to be duly given and served on the Tenant if signed by the Landlord or the Landlord’s Solicitors or (if the Landlord is a corporation) by any officer of the Landlord and delivered to the Tenant (or if more persons than one are Tenants under this Lease then to any one or more of them) personally or if the Tenant is a corporation then to any person at its

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registered office or principal place of business in this State or if left at the Premises or sent to the Tenant through the post in an envelope addressed to the Premises and in the latter case service is deemed to have been effected on the day following posting

16.5.2	Any notice by the Tenant to the Landlord must be signed by the Tenant and in the manner prescribed by s. 257 of the Property Law Act 1974

16.6	Severability

If it is held by a Court of competent jurisdiction that:

16.6.1	any part of this Lease is void voidable illegal or unenforceable or

16.6.2	this Lease would be void voidable illegal or unenforceable unless any part of this Lease were severed that part will be severed from and will not affect the continued operation of the rest of this Lease

17	TRUSTS

17.1	Trusts

If the Tenant is at any time acting in the capacity of trustee of any trust (“the Trust”) then whether or not the Landlord may have notice of the Trust the Tenant covenants with the Landlord as follows:

17.1.1	this Lease extends to all rights of indemnity which the Tenant has against the Trust

17.1.2	the Tenant has power and authority to enter into this Lease and the provisions of the Trust do not purport to exclude or take away the right of indemnity of the Tenant against the Trust and the Tenant will not release that right of indemnity or commit any breach of trust or be a party to any other action which might prejudice that right of indemnity

17.1.3	the Tenant will be and at all times remain personally liable to the Landlord for the due performance fulfilment and observance of the obligations in this Lease

17.1.4	the Tenant will not without the prior consent in writing of the Landlord allow any of the following events to happen:

(a)	the removal replacement or retirement of the Tenant as sole trustee of the Trust

(b)	any alteration to or variation of the terms of the Trust

(c)	any advancement or distribution of capital of the Trust

(d)	any resettlement of the trust property

It will be an event of default under this Lease if the Tenant is guilty of any breach of trust in respect of the Trust or ceases to be the sole trustee of the Trust

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18	FIRST OPTION

18.1	Application

This clause will only apply if a First Option Term has been nominated in the Particulars

18.2	Exercise of First Option

If the Tenant:

18.2.1	gives written notice to the Landlord that it wishes to renew this Lease during the Option Exercise Period as specified in the Particulars and

18.2.2	has at all times up to the date of expiration of the Lease Term complied punctually with its obligations under this Lease then the Landlord will grant to the Tenant a further lease of the Premises on the following conditions:

18.2.3	the length of the renewal term will be the First Option Term as specified in the Particulars

18.2.4	the rent for the first year of the First Option Term will be determined in accordance with clause 3.3 as if the date of commencement of the First Option Term were a Market Review Date and the method of review during the Lease Term were otherwise as nominated for that First Option Review Date in the Particulars

18.2.5	the terms and conditions will be the same as the terms and conditions of this Lease except for:

(a)	this clause which will be deleted

(b)	the First Option Review Dates will apply for the purposes of clause 3.2 and

(c)	such other changes as the Landlord may reasonably require

18.3	New Guarantee

If at the date of exercise of the First Option Term the obligations of the Tenant under this Lease are the subject of a guarantee or indemnity the Tenant must:

18.3.1	procure from the persons who provided the guarantee or indemnity another guarantee or indemnity in respect of the lease for the First Option Term on the same terms apart from necessary changes and

18.3.2	produce the properly executed valid and enforceable guarantee or indemnity to the Landlord within 30 days after the Landlord provides to the Tenant the documentation for the new guarantee or indemnity for the renewal term. This time limit is essential and if the Tenant fails to comply with such time limit the Landlord may terminate the new lease for the First Option Term by notice in writing to the Tenant

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19	SECOND OPTION

19.1	Application

This clause will only apply if a Second Option Term has been specified in the Particulars

19.2	Exercise of Second Option

If the Tenant:

19.2.1	gives written notice to the Landlord that it wishes to renew this Lease during the Option Exercise Period as specified in the Particulars and

19.2.2	has at all times up to the date of expiration of the Lease Term complied punctually with its obligations under this Lease then the Landlord will grant to the Tenant a further lease of the Premises on the following conditions:

19.2.3	the length of the renewal term will be the Second Option Term as specified in the Particulars

19.2.4	the rent for the first year of the Second Option Term will be determined in accordance with clause 3.3 as if the date of commencement of the Second Option Term were a Market Review Date and the method of review during the Lease Term were otherwise as nominated for that Second Option Review Date in the Particulars

19.2.5	the terms and conditions will be the same as the terms and conditions of this Lease except for:

(a)	this clause which will be deleted

(b)	the Second Option Review Dates will apply for the purposes of clause 3.2 and

(c)	such other changes as the Landlord may reasonably require

19.3	New Guarantee

If at the date of exercise of the Second Option Term the obligations of the Tenant under this Lease are the subject of a guarantee or indemnity the Tenant must:

19.3.1	procure from the persons who provided the guarantee or indemnity another guarantee or indemnity in respect of the lease for the Second Option Term on the same terms apart from necessary changes and

19.3.2	produce the properly executed valid and enforceable guarantee or indemnity to the Landlord within 30 days after the Landlord provides to the Tenant the documentation for the new guarantee or indemnity for the renewal term. This time limit is essential and if the Tenant fails to comply with such time limit the Landlord may terminate the new lease for the Second Option Term by notice in writing to the Tenant

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20	POWER OF ATTORNEY

20.1	The Tenant irrevocably appoints the Landlord and (if the Landlord is a corporation) the directors the general manager and the secretary for the time being of the Landlord jointly and each of them separately to be the attorneys of the Tenant at any time after the power to re-enter contained in this lease has been exercised or become exercisable:

20.1.1	to sign a transfer or a surrender of this Lease

20.1.2	to procure the transfer or surrender of htis lease to be registered

20.1.3	from time to time to appoint a substitute or substitutes and revoke those appointments

20.1.4	to do execute and perform any act deed matter or thing in accordance with this clause as fully and effectually as the Tenant could do

The Tenant will ratify and confirm everything the attorneys or any substitute or substitutes lawfully do or cause to be done in accordance with this clause. A statutory declaration by an attorney that the power of re-entry contained in this Lease has been exercised or alternatively is exercisable will be sufficient proof of that fact

21	END OF LEASE

21.1	Yield Up

The Tenant will at the end of this Lease yield up the Premises in the order and condition described in clause 6

21.2	Remove Fittings

21.2.1	If the Tenant has not already done so under clause 7.4 the Tenant will if required by the Landlord remove from the Premises within 14 days after the end of this Lease all fixtures and other contents installed by the Tenant and make good any damage caused to the Building by the removal and if required by the Landlord will re-alter any alterations made by the Tenant so that the Premises are converted back to their original layout

21.2.2	The Landlord may at its option itself cause the fixtures and other contents to be removed and to be stored in a public warehouse or elsewhere at the risk of the Tenant and any damage to be made good and any alterations to be re-altered and may recover the costs of removal storage making good and/or re-alterations from the Tenant as a liquidated debt payable on demand

21.3	Abandoned Contents

Any contents not removed by the Tenant under clause 7.4 and clause 21.2 will be deemed abandoned by the Tenant and will become the property of the Landlord. The Tenant will remain legally responsible for the expense of any removal by the Landlord of contents not removed by the Tenant from the Premises and the expense of making good any damage to the Premises caused by that removal by the Landlord

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21.4	Removal of Signs

At the end of this Lease the Tenant will remove any sign advertisement or hoarding painted placed on or in the Premises and restore the Premises to the condition they were in immediately before the advertisement sign or hoarding was so placed

22	BANK GUARANTEE

22.1	Application

This clause will apply if the Particulars nominate an amount of bank guarantee

22.2	Provision of Guarantee & Review

The Tenant must:

22.2.1	on or before executing this Lease arrange for the issue of an unconditional bank guarantee in favour of the Landlord for the amount stated in the Particulars (“Bank Guarantee”) to secure performance by the Tenant of its obligations under this Lease

22.2.2	whenever the Rent is reviewed under clause 3 provide a replacement or additional bank guarantee so that the total Bank Guarantee bears to the Rent payable from each Review Date the same proportion as the amount stated in the Particulars bears to the Rent at the Date of Commencement

22.2.3	ensure that any Bank Guarantee is kept current and enforceable and will not expire until at least 3 Months after the end of this Lease and

22.2.4	if the Landlord is paid an amount under the Bank Guarantee following a demand provide the Landlord with a replacement or additional bank guarantee for the amount paid out

22.3	Recourse to Bank Guarantee

If the Tenant does not comply with any of its obligations under this Lease the Landlord may call on the Bank Guarantee to the extent of the Tenant’s default

23	SECURITY BOND

23.1	Application

This clause applies if the Particulars nominate an amount of security bond

23.2	Amount

The Tenant must on or before executing this Lease pay a security bond to the Landlord or to the Landlord’s agent as directed by the Landlord for the amount stated in the Particulars (“Security

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Bond”) to be held by the Landlord for its absolute use at any time. The Tenant acknowledges that the Security Bond is for the immediate use of the Landlord, and the Landlord’s application of these funds is not conditional upon default by the Tenant. Provided that the Tenant is not in default, the Landlord shall credit the amount of Security Bond paid towards the rent payable during the final year of the Lease Term.

23.3	Giving of the Security Bond

The Security Bond will be given to the Landlord’s managing agent in its trust account, for the immediate use of the Landlord upon demand.

23.4	Charging of the Security Bond

The Tenant:

23.4.1	charges the Security Bond in favour of the Landlord for the Lease Term and any further terms with the performance by the Tenant of all its obligations under this Lease

23.4.2	authorises the Landlord to make withdrawals from the Security Bond and

23.4.3	must sign any documents that the Landlord requires to enable the Landlord to be paid any part of the Security Bond

23.5	Application of the Security Bond

The Landlord may apply the Security Bond towards the payment of any money payable by the Tenant to the Landlord under this Lease

23.7	Not to Prejudice Other Rights

The application of the Security Bond by the Landlord does not prejudice the Landlord’s other rights under this Lease or by law. The Landlord’s failure to apply the Security Bond does not constitute a waiver

24	GUARANTEE AND INDEMNITY

24.1	Application

This clause applies if the Particulars nominate any guarantors

24.2	Guarantee & Indemnity

In consideration of the Landlord at the request of the Guarantor entering into this Lease with the Tenant the Guarantor covenants and agrees with the Landlord that:

24.2.1	it will be legally responsible jointly and separately with the Tenant for the payment of Rent and the due performance by the Tenant of all the obligations terms and conditions of this Lease on the part of the Tenant to be performed

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24.2.2	the Guarantor indemnifies the Landlord against all losses damages costs and expenses which the Landlord may incur form any breach or nonobservance of this Lease by the Tenant

24.2.3	the legal responsibility of the Guarantor is not affected by:

(a)	the Landlord exercising any rights under this Lease

(b)	the Landlord terminating this Lease

(c)	the Tenant that is a corporation being wound up or dissolved

(d)	the Tenant who is a natural person being declared bankrupt

(e)	a transfer of the Tenant’s interest in this Lease

(f)	a variation of this Lease

(g)	the completion of this Lease by the Landlord under the terms of any agreement for lease

(h)	any failure by the Landlord to exercise its rights or any delay in doing so

24.2.4	the Guarantor is treated as a primary debtor and contractor together and separately with the Tenant

24.2.5	this guarantee and indemnity does not depend upon the enforceability of the obligations and agreements of any other person and remains binding even if another person does not sign this Lease or this guarantee and indemnity

24.2.6	if the Tenant enters into liquidation (or being a natural person enters into bankruptcy) and the liquidator or trustee in bankruptcy disclaims this Lease the Guarantor must accept from the Landlord a lease of the Premises for a period equal to the remaining unexpired period of this Lease, the new lease to contain the same condition as are in this Lease

24.2.7	if the Tenant or its successors or assigns exercises an option to renew this Lease this guarantee and indemnity will be treated as extending to the further lease and will be read and understood as if the further lease were this Lease and the tenant holding under it were the Tenant referred to in this Lease

24.2.8	notices to be given to the Guarantor may be signed by the solicitors for the Landlord or any officer of the Landlord and may be given by post at the Guarantor’s last known address

24.2.9	if any part of this guarantee and indemnity is unenforceable that will not affect the enforceability of any other part of this guarantee and indemnity

24.2.10	if the Guarantor is more than one person the liabilities of each of those persons are joint and separate

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24.2.11	this guarantee and indemnity takes effect immediately upon its signing and continues to be of full effect whether or not the Lease is later registered in the Department of Lands. References to “this Lease” include any equitable lease agreement for lease or periodic tenancy arising upon signing or acceptance by the Tenant of the document to which this guarantee and indemnity is attached

24.2.12	if the Landlord transfers the Land or otherwise transfers the Landlord’s rights under this Lease the Landlord’s rights under this guarantee and indemnity will be treated as transferred to any future owner of the Land or other transferee

25	CAR PARKS

25.1	Although not part of the leased premises, the Tenant is entitled to use the 7 parking bays located under the building that are hatched on the attached Car Park Plan. The Tenant is entitled to install reasonable signage on the walls nearby to the parking bays to signify that the 7 parking bays are for the exclusive use of the Tenant.

26	LANDLORD’S WORKS

26.1	The Landlord agrees, within a reasonable time after the execution of this Lease, to erect and inter-tenancy wall in the premises in order to separate the premises from the other business conducted on the first floor of the building. This wall will be erected at the expense of the Landlord.